UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2016

Date of Report (Date of Earliest Event Reported)

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Pennsylvania Ave., N.W. Suite 800W

Washington, D.C. 20037-1701

(Address of principal executive offices)

Registrant’s telephone number, including area code: (202) 828-0850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the completion of the separation of Fortive Corporation (“Fortive”) from Danaher Corporation (“Danaher”) and the distribution to Danaher’s stockholders of all of the shares of Fortive common stock held by Danaher (other than fractional shares, which will be aggregated and sold into the public market and the proceeds distributed to Danaher stockholders) (the “Distribution”), which is expected to occur on July 2, 2016, certain changes will occur to the Danaher Stock Fund held in each of (i) the Danaher Corporation Executive Deferred Incentive Program, (ii) the Danaher Corporation & Subsidiaries Savings Plan, (iii) the Danaher Corporation & Subsidiaries Retirement & Savings Plan and (iv) the Danaher Corporation & Subsidiaries Puerto Rico Savings Plan (collectively, the “Plans”). As a result of these changes, participants in the Plans and their beneficiaries will be temporarily unable to exercise certain rights otherwise available under the Plans (the “blackout”).

On June 1, 2016, Danaher sent a notice (the “Blackout Notice”) to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), informing them that a blackout will be imposed. The blackout is expected to begin on July 1, 2016 at 4:00 p.m. Eastern Daylight Time (June 30, 2016 at 4:00 p.m. Eastern Daylight Time in respect of the Puerto Rico Savings Plan) and to continue through July 9, 2016.

Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the U.S. Securities and Exchange Commission, generally imposes certain restrictions on trading in company securities by directors and executive officers in the event that fifty percent (50%) or more of an issuer’s plan participants are restricted from trading in company securities.

During the blackout, subject to certain limited exemptions, Danaher’s directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Danaher common stock or derivative security with respect to Danaher common stock acquired in connection with their service or employment as a director or Section 16 officer of Danaher.

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Blackout Notice, dated June 1, 2016, provided to directors and Section 16 officers of Danaher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O’Reilly
	Name:	James F. O’Reilly
	Title:	Vice President, Associate General Counsel and Secretary

Date: June 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice, dated June 1, 2016, provided to directors and Section 16 officers of Danaher.

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